UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 22, 2008
                        (Date of earliest event reported)

                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
         Virginia                   000-23847                 54-1873994
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)          Identification No.)

                      25020 Shore Parkway, Onley, Virginia 23418
                 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (757) 787-1335

                                       n/a
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.



        On January 22, 2008, Shore Financial Corporation issued a press release announcing its results of operations for the quarter ended December 31, 2007. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

        99.1 Press Release issued by Shore Financial Corporation, dated January 22, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHORE FINANCIAL CORPORATION


                            By: /s/ Steven M. Belote
                                ------------------------------------
                                 Steven M. Belote
                                 Senior Vice President and
                                 Chief Financial Officer



Date:  January 23, 2008

                                  EXHIBIT INDEX


              Exhibit No.                          Description
        ------------------------        -------------------------------------
                99.1 Press Release dated January 22, 2008, announcing results of operations for the quarter ended December 31, 2007.

                                                                  Exhibit 99.1


FOR IMMEDIATE RELEASE
Onley, Virginia
Tuesday, January 22, 2008

                 Shore Financial Corporation Announces Earnings

         Shore Financial Corporation (Nasdaq: SHBK) announced today that quarterly earnings were $788,800, or $0.31 per diluted share, for the three months ended December 31, 2007, compared to earnings of $831,000, or $0.33 per diluted share, for the same period of 2006, a decline of 5.0%. Fourth quarter 2007 earnings improved over the preceding quarter by 8.0% and over the second quarter of 2007 by 37%, as the company began to benefit from a steeper yield curve and an improved interest margin. For the year ended December 31, 2007, the company's net income was $2.73 million, or $1.08 per diluted share, compared to earnings of $2.93 million, or $1.16 per diluted share, during 2006.

         During 2007 the company continued to implement planned expansion and product development initiatives and continued to build a strong team of commercial bankers within its market. While these initiatives have had a negative impact on earnings in the short term, the bank is building a strong foundation for market share expansion in coming years.

         Shore Bank began the year with the addition of key executives to its team, having an initial negative impact on earnings. However, the addition of experienced commercial bankers provided the depth to expand the branch network and the product offerings within the bank's markets. During the first half of the year the bank began rebuilding its suite of online banking products which resulted in increased online banking and bill pay usage of 43% and 47%, respectively. In addition, the bank began offering mortgage loans on line in the fourth quarter and production has exceeded expectations.

         In the second quarter, the bank received regulatory approval to open its eighth branch to be located in Pocomoke City, Maryland. The branch opened for business in September fully staffed and is ahead of projections through year end.

         In the fourth quarter, the bank began construction on two branch relocation projects, both of which have been under development since the beginning of the year. In Salisbury Maryland, the bank razed an existing obsolete facility with the new facility scheduled to open in June 2008. In Northampton County Virginia, the bank is building a full service facility on a new location near the entrance to the Bay Creek Community in Cape Charles Virginia. This branch will be a relocation of the bank's existing Cheriton Virginia branch and is scheduled to open in the summer of 2008. Both branches are utilizing leased space during the construction phases.

         Faced with a softening residential real estate market and a very competitive deposit market during 2007, the company's overall growth was generally flat. In spite of the market's impact on loan growth, the company was able to increase net interest income during the year. Existing loan yields repriced higher in many cases while the bank managed funding costs with pricing and core deposit promotions. As a result, the company's net interest margin was 3.67% and 3.63% for the three and twelve months ended December 31, 2007, respectively, with the quarterly margin representing an increase of 32 basis points since January 2007. With the improved net interest margin, the company's net interest income increased to $2.24 million and $8.80 million, respectively, during the three and twelve month periods ended December 31, 2007, compared to $2.13 million and $8.50 million, respectively, during the same periods of 2006.

         Outstanding loan balances on December 31, 2007 were $221.6 million, compared to $210.6 million at December 31, 2006, an increase of $11 million or 5%. The quality of the bank's loan portfolio remains strong with no exposure to the subprime loans that have decimated the financial markets since mid 2007. The bank's non current loan to total loan ratio of 1.23% at December 31, 2007, while the bank's allowance for loan losses to period end loans ratio was 1.22%, representing 340% coverage of non accrual loans. Management considers these levels manageable and commensurate with the risk existing in the bank's loan portfolio.

         The company's noninterest income declined slightly to $947,500 for the December 2007 quarter, compared to $991,200 for the December 2006 quarter end. For the full year non interest income also saw a slight decline impacted by some non recurring items. Non interest income was $3.25 million and $3.39 million for the years ended December 31, 2007 and 2006, respectively. Included in the 2007 annual amount is a $147,900 charge related to the disposal of the original Salisbury, Maryland branch building as part of building a new full service facility on the existing site. Additionally, prior year's amount includes $210,000 of net gains from investment activities compared to $74,500 of such gains during 2007. The bank's mortgage banking division posted significant gains in fee income during 2007 with an increase from $130,600 during the 2006 twelve month period to $221,700 during the 2007 comparable period, representing a 69.8% increase.

         The company's noninterest expense was $2.16 million during the December 2007 quarter, compared to $2.07 million during the 2006 three month period. Noninterest expense for the year ended December 31, 2007 was $8.29 million, compared to $7.74 million during the 2006 twelve month period. The 2007 expense included cost associated with opening the bank's eighth banking facility and additional personnel employed to enhance the company's loan administration, operations, mortgage banking and internet banking divisions, as well as, normal annual salary and benefit adjustments. Additionally, the bank instituted a new marketing and branding program during the year to generate a more consistent message in the markets it serves.

         Shore Financial Corporation is the only publicly traded company with headquarters on the Eastern Shore of Virginia. Its stock is traded on the NASDAQ Global Stock Market under the symbol SHBK. Its banking subsidiary, Shore Bank, serves the Eastern Shore of Maryland and Virginia through eight full-service banking facilities, twenty-two ATMs and twenty-four hour telephone and online banking services. Through banking subsidiaries and affiliated companies, the bank provides title insurance, trust services, and non deposit investment products. For more information on stock, products and services, visit www.shorebank.com.

Information about Merger of Shore Financial Corporation and Hampton Roads Bankshares

         On January 9, 2008, Shore Financial Corporation announced the signing of a definitive merger agreement with Hampton Roads Bankshares pursuant to which Shore Financial will be merged into Hampton Roads Bankshares.

         Hampton Roads Bankshares will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued to the shareholders of Shore Financial Corporation in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus that will be sent to the shareholders of Shore Financial Corporation seeking their approval of the proposed merger. The proxy statement/prospectus will contain important information about Hampton Roads Bankshares, Shore Financial Corporation, and the merger and about the persons soliciting proxies from Shore Financial's shareholders in the merger, including the officers and directors of Shore Financial, and their interests in the merger, such as their stock ownership in Shore Financial.

         Additional information about Shore Financial's directors and executive officers is included in Shore Financial's Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission and is available on Shore Financial's website at www.shorebank.com and at the Shore Financial address provided below.

         Hampton Roads Bankshares and Shore Financial Corporation urge the shareholders of Shore Financial and other investors to read the registration statement on Form S-4 and the proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Hampton Roads Bankshares, Shore Financial, and the proposed transaction.

         Shareholders and investors may obtain free copies of the proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC's website at www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

   Hampton Roads Bankshares, Inc.           Shore Financial Corporation
   999 Waterside Drive, Suite 200           25020 Shore Parkway
   Norfolk, VA 23510                                 Onley, Virginia 23418
   Attention: Jack W. Gibson                         Attention: Scott C. Harvard

   Telephone Number: (757) 217-1000         Telephone Number: (757) 787-1335

         Certain statements in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although Shore Financial believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of Shore Financial will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Shore Financial's Annual Report on Form 10-K for the year ended December 31, 2006, and other reports filed and furnished to the Securities and Exchange Commission. Shore Financial undertakes no obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.


For further information, contact:

Lynn M. Badger
Shore Financial Corporation
P.O. Box 920
Onley, Virginia 23418
(757) 787-1335
lbadger@shorebank.com





                                             Shore Financial Corporation
                                                   Earnings Release


Financial Highlights:

                                     Three Months Ended December 31,                 Years Ended December 31,
                                 ------------------------------------------  -----------------------------------------
                                        2007                  2006                  2007                   2006
                                 -------------------    -------------------  -------------------    ------------------


OPERATIONS:

Net Interest Income                      $2,239,300            $2,127,600            $8,804,400             $8,495,000

Noninterest Income                         $947,500              $991,200            $3,252,500             $3,391,900

Loan Loss Provision (Recovery)             ($96,700)               $8,500              ($72,600)               $58,700

Noninterest Expense                      $2,161,400            $2,067,800            $8,292,200             $7,739,200

Income Tax Expense                         $333,300              $211,500            $1,106,700             $1,155,900

Net Income                                 $788,800              $831,000            $2,730,600             $2,933,100


RATIOS AND OTHER:

Total Shares Outstanding                  2,500,927             2,497,327             2,500,927              2,497,327

Weighted Avg Shares-Basic                 2,500,900             2,493,800             2,499,800              2,492,100

Weighted Avg Shares-Diluted               2,511,500             2,522,500             2,519,200              2,522,600

Basic Earnings Per Share                      $0.32                 $0.33                 $1.09                  $1.18

Diluted Earnings Per Share                    $0.31                 $0.33                 $1.08                  $1.16

Total Assets                           $266,632,800          $260,676,000          $266,632,800           $260,676,000

Gross Loans                            $221,586,100          $210,598,000          $221,586,100           $210,598,000

Deposits                               $196,563,900          $198,102,800          $196,563,900           $198,102,800

Total Equity                            $27,720,700           $26,126,300           $27,720,700            $26,126,300

Average Assets                         $265,898,500          $258,379,300          $263,224,000           $256,532,000

Average Equity                          $27,898,100           $26,018,100           $27,169,000            $24,949,700

Net Interest Margin                           3.67%                 3.56%                 3.63%                  3.57%

Return on Average Assets                      1.19%                 1.29%                 1.04%                  1.14%

Return on Average Equity                     11.31%                12.78%                10.05%                 11.76%

Efficiency Ratio                             67.92%                69.83%                68.05%                 66.28%

